Investment Securities (Schedule Of Realized Gross Gains And Losses On Sale From Available For Sale Portfolio) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Marketable Securities [Abstract]
Gross gains on sales of securities	$ 2,514	$ 5,754	$ 5,630
Gross (losses) on sales of securities	(1,922)	(4,213)	(3,503)
Net gain/(loss) on sales of securities	592	1,541	2,127
Net OTTI recorded	0	(200)	(749)
Total securities gain/(loss), net	$ 592	$ 1,341	$ 1,378